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                                                                   EXHIBIT 10(r)


THIS COMMON STOCK PURCHASE WARRANT (THE "WARRANT") AND THE SHARES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE FEDERAL SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR ANY STATE SECURITIES LAW. THE WARRANT HAS BEEN ACQUIRED FOR INVESTMENT AND NEITHER THE WARRANT NOR ANY SHARES ISSUABLE UPON EXERCISE THEREOF MAY BE TRANSFERRED, SOLD OR OFFERED FOR SALE, IN WHOLE OR IN PART, UNLESS (1) THERE IS AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITY UNDER THE ACT AND QUALIFICATION UNDER ANY APPLICABLE STATE SECURITIES LAW, (2) SUCH TRANSFER IS MADE IN COMPLIANCE WITH RULE 144 UNDER THE ACT AND PURSUANT TO QUALIFICATION UNDER ANY APPLICABLE STATE SECURITIES LAW OR EXEMPTION THEREFROM, OR (3) THERE IS AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED AS TO SAID TRANSFER, SALE OR OFFER.

                        SUPERCONDUCTIVE COMPONENTS, INC.

                          COMMON STOCK PURCHASE WARRANT

                         Issuance Date: October 19, 2005

     SUPERCONDUCTIVE COMPONENTS, INC., an Ohio corporation (the "Company"), 2839 Charter Street, Columbus, Ohio 43228, hereby certifies that, for value received, The Estate of Edward R. Funk, or its transferee (the "Holder") is entitled to purchase from the Company 23,500 shares of the Company's common stock without par value (the "Shares"), for the price of $3.00 per Share (the "Conversion Price"), which right to purchase the Shares shall be exercisable until October 14, 2010. The number and exercise price of such Shares shall be subject to adjustment as provided below.

     1. Exchange of Warrants. This Warrant, at any time prior to the exercise hereof, upon presentation and surrender to the Company, may be exchanged, alone or with other Warrants of like tenor registered in the name of Holder, for another Warrant or several Warrants in the name of Holder, which shall each provide for the purchase of the number of Shares as requested by Holder thereof, so long as the aggregate number of Shares purchasable under the new Warrant or Warrants equals the aggregate number of Shares purchasable under the Warrant or Warrants surrendered.

     2. Exercise of Warrant. If the Holder shall desire to exercise the purchase right evidenced by this Warrant, the Holder shall surrender this Warrant with the form of subscription attached hereto, duly executed by Holder, to the Company at 2839 Charter Street, Columbus, Ohio 43228, or such other address as the Company shall inform Holder hereof by written notice, accompanied by payment of the Conversion Price. This Warrant may be exercised in whole or in part. In case of the exercise hereof in part only, the Company will deliver to Holder a new Warrant of like tenor in the name of the Holder evidencing the right to purchase the number of Shares as to which this Warrant has not been exercised. Each certificate for Shares issued

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hereunder shall bear a legend reading substantially as follows (unless the
Company receives an opinion from its counsel as to any such certificate that such a legend is not required in order to assure compliance with the Securities Act of 1933):

     THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR REGISTERED OR QUALIFIED UNDER ANY STATE SECURITIES LAWS. THE SHARES MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR QUALIFICATION WITHOUT AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION OR QUALIFICATION IS NOT REQUIRED.

     3. Adjustments to Number of Shares and Conversion Price. Prior to the expiration of this Warrant by exercise or by its terms, it shall be subject to the following further provisions:

     (a) If the Company shall issue any of its Shares as a share dividend or subdivide the number of outstanding Shares into a greater number of shares, then, in either of such cases, the Conversion Price shall be proportionately reduced and the number of Shares at the time purchasable pursuant to this Warrant shall be proportionately increased; and conversely, in the event the Company shall contract the number of outstanding Shares by combining the Shares into a smaller number of Shares, then, in such case, the exercise price shall be proportionately increased and the number of Shares at that time purchasable pursuant to this Warrant shall be proportionately decreased. If the Company shall, at any time during the life of this Warrant, declare a dividend payable in cash on its Shares and shall at substantially the same time offer to its shareholders a right to purchase new Shares from the proceeds of such dividend or for an amount substantially equal to the dividend, all Shares so issued shall, for the purpose of this Warrant, be deemed to have been issued as a share dividend. Any dividend paid or distributed upon the Shares in shares of any other class or securities convertible into Shares shall be treated as a dividend paid in Shares to the extent that Shares are issuable upon the conversion thereof.

     (b) If the Company shall be recapitalized by reclassifying its outstanding Shares into shares with a different par value, or the Company or a successor corporation shall consolidate or merge with or convey all or substantially all of its or any successor corporation's property and assets to any other corporation or corporations (any such corporation being included within the meaning of the term "successor corporation" hereinbefore used in the event of any consolidation or merger of any such corporation with, or the sale of all or substantially all of the property of any such corporation to, another corporation or corporations), the Holder shall thereafter have the right to purchase the number of shares of the Company, or of any successor corporation, to which the Holder would have been entitled had the Holder owned the number of shares represented by this Warrant at the time of such recapitalization, consolidation, merger or conveyance of all or substantially all of the property or assets, upon the basis and on the terms and conditions and during the time specified in this Warrant in lieu of the Shares of the Company theretofore purchasable upon the exercise of this Warrant had such recapitalization, consolidation, merger, or conveyance not taken place; and in any such event, the rights of the Holder to an adjustment in the number of Shares purchasable upon the exercise of this Warrant


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as herein provided shall continue and be preserved in respect of any shares, securities or assets which the holder of this Warrant becomes entitled to purchase.

     (c) In case:

          (i) the Company shall take a record of the holders of its Shares for the purpose of entitling them to receive a dividend payable otherwise than in cash, or any other distribution in respect of the Shares (including cash), pursuant to, without limitation, any spin-off, split-off or distribution of the Company's assets; or

          (ii) the Company shall take a record of the holders of its Shares for the purpose of entitling them to subscribe for or purchase any shares of any class or to receive any other rights; or

          (iii) of any classification, reclassification or other reorganization of the shares which the Company is authorized to issue, consolidation or merger of the Company with or into another corporation, or conveyance of all or substantially all of the assets of the Company; or

          (iv) of the voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, and in any such case, the Company shall mail to the Holder, at least 20 days prior thereto, a notice stating the date or expected date on which a record is to be taken for the purpose of such dividend, distribution or rights, or the date on which such classification, reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up is to take place, as the case may be. Such notice shall also specify the date or expected date, if any is to be fixed, as of which holders of Shares of record shall be entitled to exchange their Shares for securities or other property deliverable upon such classification, reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up, as the case may be.

     (d) In case the Company at any time while this Warrant shall remain unexpired and unexercised shall sell all or substantially all of its property or dissolve, liquidate or wind up its affairs, the Holder may thereafter receive upon exercise hereof in lieu of each Share of the Company which it would have been entitled to receive the same kind and amount of any securities or assets as may be issuable, distributable or payable upon any such sale, dissolution, liquidation or winding up with respect to each Share of the Company.

     4. Reservation of Shares Issuable on Exercise of Warrants. The Company will at all times reserve and keep available out of its authorized shares, solely for issuance upon the exercise of this Warrant and other similar Warrants, such number of Shares and other shares as from time to time shall be issuable upon the exercise of this Warrant and all other similar Warrants at the time outstanding.


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     5. Loss, Theft, Destruction or Mutilation. Upon receipt by the Company of evidence satisfactory to it (in the exercise of its reasonable discretion) of the ownership of and the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) of an indemnity satisfactory to it (in the exercise of its reasonable discretion), and (in the case of mutilation) upon surrender and cancellation thereof, the Company will execute and deliver, in lieu thereof, a new Warrant of like tenor.

     6. Warrant Holder Not a Shareholder. The Holder, as such, shall not be entitled by reason of this warrant to any rights whatsoever of a shareholder of the Company.

     7. Transfer. This Warrant is transferable only on the books of the Company by the Holder in person or by attorney, on surrender of this Warrant, properly endorsed. The Holder agrees to provide the Company with any evidence necessary to demonstrate that any such transfer will not be a violation of the Securities Act of 1933, as amended.

     8. Recognition of Holder. Prior to due presentment for registration of transfer of this Warrant, the Company may treat the Holder as the person exclusively entitled to receive notices and otherwise to exercise rights hereunder.

     9. Taxes and Expenses. The Company will pay any applicable transfer taxes and other expenses incurred with respect to the issue of this Warrant or the Shares issuable upon exercise thereof.

     10. Mailing of Notices, Etc. All notices and other communications from the Company to the Holder of this Warrant shall be mailed by first-class, registered mail, postage prepaid, to the address furnished to the Company in writing by the Holder of this Warrant.

     11. Applicable Law. This Warrant shall be governed by, and construed in accordance with, the laws of the State of Ohio.

                                        SUPERCONDUCTIVE COMPONENTS, INC.


Dated: October 19, 2005                 By: /s/ Daniel Rooney
                                            ------------------------------------
                                        Name: Daniel Rooney
                                        Its: President & CEO


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